                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: September 21, 2004
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(Date of earliest event reported)

                    Banc of America Commercial Mortgage Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                     333-89322                 56-1950039
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(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
        Incorporation)                 File Number)          Identification No.)

214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina        28255
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        (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (704) 386-2400

ITEM 8.01.  OTHER EVENTS.

         Attached are certain collateral term sheets (the "Term Sheets")
furnished to the Registrant by Banc of America Securities LLC Bear, Stearns &
Co. Inc., Goldman, Sachs & Co. and Greenwich Capital Markets, Inc., (the
"Underwriters"), the underwriter in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 2004-4 (the
"Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-89322) (the
"Registration Statement"). The Registrant hereby incorporates the Term Sheets by reference in the Registration Statement.

         The Term Sheets were prepared solely by the Underwriters, and the
Registrant did not prepare or participate in the preparation of the Term Sheets.

         Any statement or information contained in the Term Sheets shall be modified and superseded for purposes of the Prospectus and the Registration
Statement by statements or information contained in the Prospectus.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit 99  Term Sheets.

                                      -2-

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the
Registrant by the undersigned thereunto duly authorized.

                                               BANC OF AMERICA COMMERCIAL
                                               MORTGAGE INC.

                                               By: /s/ Nidhi Kapila
                                                   -----------------------------
                                                   Name:  Nidhi Kapila
                                                   Title: Vice President

Date: September 21, 2004

                                  Exhibit Index

    Item 601(a) of
    Regulation S-K
      Exhibit No.                 Description                        Page
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           99                     Term Sheets